SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2007

Vita Food Products, Inc.

(Exact name of registrant as specified in its charter)

Nevada	1-12599	36-3171548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2222 West Lake Street Chicago, Illinois		60612
(Address of principal executive offices)		(Zip Code)

(312)738-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01              Entry into a Material Definitive Agreement.

On May 14, 2007, Vita Food Products, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Howard Bedford, a member of the Company’s Board of Directors (“Bedford”), pursuant to which Bedford will invest $3,000,000 in the Company, $1,000,000 of which has been received by the Company. The Purchase Agreement provides that in consideration for his investment, Bedford will receive 2,400,000 shares of the Company’s common stock; two year warrants to purchase 500,000 shares of Common Stock at an exercise price of $1.25 per share; three-year warrants to purchase 500,000 shares of Common Stock at an exercise price of $1.50 per share; four-year warrants to purchase 500,000 shares of Common Stock at an exercise price of $1.50 per share; and five-year warrants to purchase 500,000 shares of Common Stock at an exercise price of $1.75 per share. The two-year warrants were issued on May 14, 2007.

The Purchase Agreement provides that the investment transaction is subject to the Board of Directors’ receipt of a fairness opinion from an investment banker or other acceptable party, which was received on April 16, 2007; to approval by the holders of a majority of the outstanding shares of common stock, which it received on April 13, 2007; to distribution of a Schedule 14C Information Statement; and to approval by the American Stock Exchange.

A copy of the Company’s press release with respect to these matters is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 2.02              Results of Operations and Financial Condition.

On May 14, 2007, Vita Food Products, Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 5.01              Changes in Control of the Registrant.

Following issuance of all of the securities pursuant to the Securities Purchase Agreement described in Item 1.01 above, the entirety of which is incorporated into this Item 5.01 by reference, Mr. Bedford will beneficially own approximately 52.3% of the Company’s outstanding Common Stock. Mr. Bedford is using personal funds for his investment.

ITEM 9.01              Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

Not applicable.

(b)           Pro forma financial information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits.

See exhibit index attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITA FOOD PRODUCTS, INC.

Date: May 16, 2007	By:	/s/Clifford K. Bolen
Clifford K. Bolen
President and Chief Executive Officer
(Principal Executive Officer)

Date: May 16, 2007	By:	/s/R. Anthony Nelson
R. Anthony Nelson
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Document

10.1	Securities Purchase Agreement between Vita Food Products, Inc. and Howard Bedford, entered into on May 14, 2007.

99.1	Press Release dated May 16, 2007.

99.2	Press Release dated May 14, 2007.